Pilgrim America
                                      Funds

                                 MASTERS SERIES
                                 --------------

                            Pilgrim America Masters
                            Asia-Pacific Equity Fund

                            Pilgrim America Masters
                               MidCap Value Fund

                             Pilgrim America Masters
                              LargeCap Value Fund

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1997

                                Pilgrim America
                                     Funds

                                 Masters Series
                                 --------------

                               SEMI-ANNUAL REPORT
                               December 31, 1997

                                ---------------

                               Table of Contents

Chairman's Message .............................................  4
Portfolio Manager's Reports:
        Pilgrim America Masters Asia-Pacific Equity Fund .......  5
        Pilgrim America Masters MidCap Value Fund .............. 10
        Pilgrim America Masters LargeCap Value Fund ............ 13
Statements of Assets and Liabilities ........................... 17
Statements of Operations ....................................... 18
Statements of Changes in Net Assets ............................ 19
Financial Highlights ........................................... 20
Notes to Financial Statements .................................. 23
Portfolios of Investments:
        Pilgrim America Masters Asia-Pacific Equity Fund ....... 28
        Pilgrim America Masters MidCap Value Fund .............. 33
        Pilgrim America Masters LargeCap Value Fund ............ 36
Shareholder Meeting ............................................ 40

                                ---------------

                             Pilgrim America Funds

                         Pilgrim America Masters Series

--------------------------------------------------------------------------------
Chairman's Message
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Annual Report for Pilgrim America Masters Series, Inc. ("Masters Series") which consists of Pilgrim America Masters Asia-Pacific Equity Fund, Pilgrim America Masters MidCap Value Fund and Pilgrim America Masters LargeCap Value Fund. In the following pages, the portfolio manager for each Fund of the Masters Series discusses the results of operations for the six months and year ended December 31, 1997, as well as the markets and factors which have affected each of the Funds during these periods.

Effective November 1, 1997 Pilgrim America Investments, Inc. began providing investment advisory services to Pilgrim America Masters LargeCap Value Fund. Pilgrim America Masters Asia-Pacific Equity Fund and Pilgrim America Masters MidCap Value Fund give investors access to private money managers who typically manage similar portfolios primarily for high net worth individuals and institutional investors. Each money manager has extensive knowledge and proven experience in their specialized market segments.

The Masters Series commenced operations on September 1, 1995. Pilgrim America Masters Asia-Pacific Equity Fund invests primarily in the equity securities of companies based in the Asia-Pacific Region. Pilgrim America Masters MidCap Value Fund invests primarily in equity securities of companies that have a market capitalization between $200 million and $5 billion. Pilgrim America Masters LargeCap Value Fund invests primarily in equity securities of companies that have a market capitalization in excess of $5 billion.

At Pilgrim America, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim America prides itself on providing only high quality core investments to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.

Thank you for selecting Pilgrim America Masters Series. We appreciate the confidence you have placed with us in serving your investment needs.

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim America Group, Inc.
February 20, 1998
                             Pilgrim America Funds

                Pilgrim America Masters Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
Portfolio Manager's Report
--------------------------------------------------------------------------------

Dear Shareholder :

We are pleased to report the results of operations for the Pilgrim America Masters Asia-Pacific Equity Fund ("the Fund") for the six months ended December 31, 1997.

For the six months, the Fund's total return was -44.56%(1). This compares to the return of -44.97% on the Morgan Stanley Capital International Combined Far East Free (excluding Japan) Index (the "MSCI"), a measure of the performance of the Far East equity markets excluding Japan. Net assets in the Fund at December 31, 1997 totalled $35.8 million.

Global Economic Overview
We expect financial and economic turbulence in Asia to result in a deceleration of 0.5% to 1% in real economic growth in the OECD countries as a whole. However, regional differences in growth rates will persist as various economies move through different stages of the economic cycle. For example, in the US, real GDP growth is expected to slow from the current rate of over 3% to around 2.5% per annum. In the UK, a strong currency and rising interest rates coupled with the Asian crisis are expected to cause a sharp slowdown in economic growth. In Continental Europe, we expect the economic recovery to gather momentum, and real GDP growth to potentially exceed trend levels. In Japan, we anticipate that the economy will continue to struggle with growth averaging below 1% for 1998. Finally, in Asia, the collapse in exchange rates, financial and real asset values is likely to lead to a sharp contraction in domestic demand.

On the inflation front, we expect price pressures at the producer and consumer level to remain subdued, as considerable spare capacity still exists around the world. Consequently, we expect the global interest rate environment to remain generally stable.


Asia Pacific Region
The difficulties of Asia have been well documented in recent months. Stock markets in some cases have fallen by over 70% in U.S. dollar terms. The table below summarizes the returns on various MSCI Indices for the twelve months ended December 31, 1997 :
                             Pilgrim America Funds

                Pilgrim America Masters Asia-Pacific Equity Fund

          Index                         Total Return
        Hong Kong                        - 23.29 %
        Singapore                        - 30.05
        Malaysia                         - 68.26
        Indonesia                        - 73.92
        South Korea                      - 66.67
        Taiwan                           -  6.29
        Thailand                         - 76.75
        Philippines                      - 62.59

Source : MSCI Index Returns as reported to Bloomberg.

The IMF has most recently been called into Korea, and is now "operating" in much of the region. The difficulties from trade deficits, overinvestment, and massive U.S. dollar borrowings with insufficient regard to foreign exchange risks, has led to a collapse in exchange rates across much of the region, with obvious implications for interest rates, and equity valuations, as well as distressed borrowers.

The critical issue remains the implementation of IMF agreed terms, and whether the political will exists to take the necessarily tough medicine. Investor skepticism on this front is justifiably high, as is doubt on whether the existing scale of the IMF packages is adequate. While macro economic risks remain prevalent throughout the region from a "bottom up" perspective, Hong Kong, China, Taiwan and Singapore appear sound with an absence of excessive balance sheet leverage.

We expect to see a turnaround in trade accounts in 1998 but mostly as a result of sharply contracting domestic demand. This will over time improve domestic liquidity and the interest rate environment. Balance sheet adjustment will be painful but necessary, as is a pragmatic and transparent approach by policymakers. Although we remain cautious regarding prospects for the region over the near term, we believe much of the known negatives have already been priced in.
                             Pilgrim America Funds

                Pilgrim America Masters Asia-Pacific Equity Fund

Regional Outlook
In the short term, the Hong Kong market will be vulnerable as the Asian contagion spreads to the SAR. Interest rates are moving up to support the peg with adverse consequences for asset prices. In addition, question marks over growth rates in China could adversely affect sentiment. However, once the economic turbulence has subsided, the strong relative economic and corporate fundamentals in Hong Kong will re-exert themselves. China's economy is still robust and inflation is negligible which should allow further monetary easing. However, concerns over China's competitiveness, given the Asian currency collapse, and adverse impact of the economic restructuring is creating weakness in stock markets. Loan growth in Malaysia is still unacceptably high despite a slowdown in the economy. When lending does decline substantially, the economic contraction will be very painful. Corporate profits will also be vulnerable and bankruptcies will accelerate, particularly in the vastly oversupplied property sector. Turmoil in countries surrounding Singapore are impacting asset prices and increasing non-performing loans in the banking sector. Consequently, the stock market and currency will be under pressure.

After a 77% fall in share prices (in USD terms) in Thailand, there are some positive signs emerging. The current account is now in surplus, the IMF program is being successfully implemented and financial restructuring is being instituted. Notwithstanding these factors, economic growth will decline and corporate profits will continue to fall while recapitalizations will further dilute earnings. In Indonesia, the currency is in free fall, creating a vicious cycle of rising corporate currency losses, an increasing demand for US dollars and an erosion of equity values. Until we see some stability in the Rupiah, we are taking a more cautious view towards this market. The Philippines does not have the credit creation excesses of its neighbors. However, loan growth has been high over the last few years. With economic growth forecast to decline and corporate profits being downgraded, a cautious outlook is warranted. Our long term view is more positive given the market's low relative valuation and potential for economic growth to accelerate once the Asian turmoil moderates. South Korea has made some progress in turning around its economy. The current account surplus has widened which will support the currency. As importantly, there seems to be a willingness amongst both politicians and populous to take the pain associated with restructuring the economy. The economic cycle in Taiwan continues to be positive for equity investment with low interest rates and buoyant liquidity. We are seeing a change in emphasis towards a domestic-led recovery. Electronic exports will also be strong given the price competitiveness of Taiwanese component products for American customers.
                             Pilgrim America Funds

                Pilgrim America Masters Asia-Pacific Equity Fund

Over the near term, we will continue to favor the larger, more liquid markets as their economic fundamentals continue to look relatively stronger. Further, we will be looking for good value throughout the region as many of the companies have fallen dramatically in price. Stock selection rather than country allocation is likely to be the driver of performance as we begin 1998.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way to acquire additional shares of the Fund without incurring a sales charge. Should you decide to switch from cash dividends to automatic investment, please notify your broker or contact the Transfer Agent, c/o DST Systems, Inc. P.O. Box 419338, Kansas City, MO 64141-6338 or call (800) 992-0180.

We thank you for giving us the opportunity to help you work towards your investment needs.

Sincerely,

HSBC ASSET MANAGEMENT AMERICAS, INC.
HSBC ASSET MANAGEMENT HONG KONG LIMITED


See footnotes on page 9.

                             Pilgrim America Funds

                Pilgrim America Masters Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

(1) Excluding the Class A maximum sales charge of 5.75% and assuming reinvestment of all dividends and distributions. Average annual total
      returns   including   the  Class  A  maximum  sales  charge  and  assuming
      reinvestment of all dividends and distributions for the year ended December 31, 1997 and from September 1, 1995 (commencement of operations) to December 31, 1997 were -46.52% and -21.15%, respectively.

      Performance figures shown pertain only to Class A shares of the Fund. Class B and M shares, which are also offered by the Fund, are subject to different fees and expenses which will affect their performance.

      All returns figures reflect a partial waiver of fees for the periods stated. Without such a waiver, returns would have been lower.


      Past performance is not indicative of future returns. Investment return and principal value of an investment will fluctuate. Shares, when redeemed may be worth more or less than their original cost.

      Principal risk factors: exposure to financial and market risks that accompany investment in equities, and exposure to changes in currency exchange rates and economic and political risks of foreign investing.

      This letter contains statements that may be "forward-looking statements." Actual results could differ materially from those projected in the "forward-looking statements."

      The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                             Pilgrim America Funds

                   Pilgrim America Masters MidCap Value Fund

--------------------------------------------------------------------------------
Portfolio Manager's Report
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report the results of operations for the Pilgrim America Masters MidCap Value Fund (the "Fund") for the six months ended December 31, 1997.

For the six months ended December 31, 1997 the Fund had a total return of 9.58%(1) compared to 14.54% for the Russell MidCap Index(TM) (2).

1997 FOURTH QUARTER REVIEW

Once again we enter the new year with many concerns on the minds of investors. The fourth quarter debacle in the Asian currency and security markets has caused reverberations around the globe and are likely to continue well into the current year. For the U.S., many are predicting slower domestic economic growth, smaller than expected earnings gains, limited pricing power and a bigger trade deficit. The word "deflation" has entered many conversations about the global economic outlook, replacing "disinflation", a term that has been warmly embraced for several years. A volatile year for the stocks of multinational corporations is likely if the Asian economies continue to deteriorate and leadership falters. The prospect of slower top-line growth, narrowing margins and weaker profits would inevitably lower the market valuation of these large companies.

This sobering backdrop for the U.S. equity market makes us feel even more comfortable with our value approach to investing, particularly in the mid and small capitalization company sectors. Since these sectors are comprised of companies that have, on average, little to no exposure to foreign markets, we believe the quality of earnings should be relatively immune to the "Asian Flu". They are also generally characterized by modest valuations having underperformed the large cap sector for over two years. Also, increased volatility should give us better control over the prices we pay for stocks, as inefficient pricing by the market often occurs with these gyrations. Throughout 1995 and 1996 when the general trend was inexorably up, we often found ourselves challenged by increased multiples. We therefore look forward to 1998 as a year in which U.S. economic fundamentals remain sound, Wall Street continues to "climb a wall of worry", and where astute stock selection and strict attention to valuation provide greater relative returns.

The markets again rewarded equity investors with well above average returns for 1997. While the high multiple investment environment continued to test our discipline, it is difficult not to be satisfied
                             Pilgrim America Funds

                   Pilgrim America Masters MidCap Value Fund

with absolute returns greater than 20% in any given year. By comparison, the Russell 2500 gained 24.6% for the year.

The diversified structure of the Fund served its purpose throughout the year and accentuated the value of good stock selection within each industry group. For example, the consumer staple segment, the largest portfolio sector, substantially contributed to performance. The most significant players in this category were Fred Meyer and Owens-Illinois. The well-strategized and successful acquisition strategies of both of these companies were recognized by the market. These positions will likely be held in the Fund as our conviction in each company's fundamentals and management abilities remains strong.

The financial sector of the market outperformed the broad averages and was the leading performer for the year. Approximately 18% of the Standard and Poor's index is comprised of financial services companies. Our limited exposure to this sector affected our competition with the indexers.

While representation among various industries is an important portfolio management consideration, specific stock selection ranks as our highest priority. In search of companies that looked inappropriately priced by this market place, Cincinnati Bell, came into an attractive price-range in the last quarter. A thorough review of the three segments of the company and several conversations with management convinced us that the enterprise value of the company was above the current value the market suggested. We believe the company's above-average earnings growth rate compared to it's telecommunications peer group should be recognized over time.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way to acquire additional shares of the Fund without incurring a sales charge. Should you decide to switch from cash dividends to automatic investment, please notify your broker or contact the Transfer Agent, c/o DST Systems, Inc. P.O. Box 419338, Kansas City, MO 64141-6338 or call (800) 992-0180.

We thank you for giving us this opportunity to help you work towards your investment needs.

Sincerely,


CRM Advisors, LLC

See Footnotes on page 12
                             Pilgrim America Funds

                   Pilgrim America Masters MidCap Value Fund

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

(1) Excluding the Class A maximum sales charge of 5.75% and assuming reinvestment of all dividends and distributions. Average annual total returns including the maximum sales charge and assuming reinvestment of all dividends and distributions for the year ended December 31, 1997 and from September 1, 1995 (commencement of operations) to December 31, 1997 were 14.86% and 20.32%, respectively.

      Performance figures shown pertain only to Class A shares of the Fund. Class B and M shares, which are also offered by the Fund, are subject to different fees and expenses which will affect their performance.

      All return figures reflect a partial waiver of fees for the periods stated. Without such a waiver, returns would have been lower.

(2) The Russell MidCap(tm) Index is a broad based measure of the performance of MidCap stocks.


      Past performance is not indicative of future returns. Investment return and principal value of an investment will fluctuate. Shares, when redeemed may be worth more or less than their original cost.

      This letter contains statements that may be "forward-looking statements." Actual results could differ materially from those projected in the "forward-looking statements."

      The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                             Pilgrim America Funds

                   Pilgrim America Masters LargeCap Value Fund

--------------------------------------------------------------------------------
Portfolio Manager's Report
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report the results of operations for Pilgrim America Masters LargeCap Value Fund (the "Fund") for the six months ended December 31, 1997. As you may know, on November 1, 1997, Pilgrim America Investments, Inc. assumed the portfolio management responsibilities of the Fund from Ark Asset Management Company, Inc.

For the six months, the Fund earned a total return of 6.02%(1) compared to 10.57% for the Standard & Poor's 500 Index (the "S&P 500")(2), a proxy for the broad U.S. stock market. The Fund earned a total return of 20.15%(1) in the twelve months ending December 31, 1997 versus the S&P 500 return of 33.36%.

ECONOMIC ENVIRONMENT AND EQUITY MARKET CONDITIONS
This was the third consecutive year in which the stock market produced above-average investment returns. Most of the market's performance occurred between April and October, following an initial three months when first the market soared, then sold off an equal amount. Since August, the S&P 500 and the major equity market indices have traded within a choppy, narrow range.

Beneath the surface of the market, quite a lot went on. Over the summer, the high price/earnings ratio ("P/E") growth stocks, of which many derive a large portion of their earnings from outside the U.S., handed off their market leadership to more cyclically-oriented stocks. Incessant strength in U.S. currency foreign exchange rates was the catalyst. But this shift proved to be short-lived. Deteriorating economic conditions in the Asian Pacific Basin prompted another shift, this time toward companies with purely domestic operations focused on the consumer. As it did earlier in the year, the U.S. equity market rebounded after selling off sharply in October, testament to its resilience.

Despite the market's unprecedented "hat trick" of 25-35% annual returns over the past three years, we believe the market can advance again in 1998. Returns are likely to be good by long-term historical standards, though perhaps less spectacular than those experienced over 1995-1997. We don't expect the market P/E to expand as much, leaving it to earnings growth alone to propel stocks. Good, albeit slower domestic economic growth, a low interest rate environment and constructive monetary policy should provide a favorable setting.
                             Pilgrim America Funds

                   Pilgrim America Masters LargeCap Value Fund


Your fund generated solid returns for the past six and twelve months even though it trailed those of the S&P 500. Overall, performance was very consistent with the value-style of investing in which the Fund seeks to minimize loss during market declines and participate meaningfully in strong advances.

A large measure of the variance between returns of the Fund and that of the S&P 500 related to the influence high P/E growth factors had on the overall market. For example, the Goldman Sachs brokerage firm has determined that the S&P 500 Index increased 2.4% in the last four months of 1997, but the average S&P 500 stock actually fell 0.2%, thus underperforming the Index by 2.6%! Moreover, they note that only 25 stocks supplied almost one-half of S&P 500's 1997 return. This suggests that the remaining 475 stocks would have underperformed the Index by more than 6%.

During 1997, the underweight in Consumer Staple and Healthcare issues, typically high P/E growth as opposed to value stocks, was a decided factor in constraining the Fund's performance. These sectors, particularly Healthcare's pharmaceutical stocks, principally drove the market in late 1997. Prior Fund management had placed more emphasis on hospital and HMO companies, Healthcare stocks that did not advance as much. Additionally, one hospital management company, Columbia/HCA, suffered a sharp decline in early October which affected Fund performance. Throughout the past six and twelve months, the Fund had significant representation in Financials and Energy, two sectors that performed very well throughout these periods.

Since assuming management at the beginning of November, we have been gradually restructuring the Fund. Continuing to adhere to the value discipline, we have been taking advantage of market opportunities to selectively reduce the number of securities in the portfolio while updating it. The portfolio currently has 64 holdings, down from 83; we hope to hold an optimum 30 to 40 positions. During November, we sold May Department Stores and added the proceeds to existing positions in Dillards Department Stores, Federated Department Stores and Sears Roebuck and Co. Texas Utilities and the Southern Company were sold to consolidate the Electric Utilities sector. In December, we initiated positions in Carnival Cruise Lines and Harley Davidson.

Here in early 1998, we continue to favor the Financial sector, with a preference for Banking issues and some insurance companies. We have mixed sentiments toward the Energy sector; many stocks have overcorrected in step with the sharp decline in crude oil and natural gas prices and are selling at very attractive prices. However, the earnings picture is less ebullient for many of the major integrated oil companies,
                             Pilgrim America Funds

                   Pilgrim America Masters LargeCap Value Fund

leading us to prefer the oil service companies. Finally, with the domestic economy set to grow at a rate that is one-half percent slower this year, we have less enthusiasm for cyclical companies. Our strategy is to position the Fund toward undervalued companies with strong underlying cash flows and solid earnings prospects.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way to acquire additional shares of the Fund without incurring a sales charge. Should you decide to switch from cash dividends to automatic investment, please notify your broker or contact the Transfer Agent, c/o DST Systems, Inc. P.O. Box 419338, Kansas City, MO 64141-6338 or call (800) 992-0180.

We thank you for giving us the opportunity to help you work towards your investment needs.


Sincerely,

/s/ G. David Underwood

G. David Underwood, CFA
Vice President and Senior Portfolio Manager
Pilgrim America Masters LargeCap Value Fund


See Footnotes on page 16
                             Pilgrim America Funds

                   Pilgrim America Masters LargeCap Value Fund

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

(1) Excluding the Class A maximum sales charge of 5.75% and assuming reinvestment of all dividends and distributions. Average annual total returns including the maximum sales charge and assuming reinvestment of all dividends and distributions for the year ended December 31, 1997 and from September 1, 1995 (commencement of operations) to December 31, 1997 were 13.23% and 17.98%, respectively.

      Performance figures shown pertain only to Class A shares of the Fund. Class B and M shares, which are also offered by the Fund, are subject to different fees and expenses which will affect their performance. All return figures reflect a partial waiver of fees for the period stated. Without such a waiver, returns would have been lower.

(2) The S&P is an unmanaged index of 500 common stocks and is a generally accepted measure of stock market performance.


      Past performance is not indicative of future returns. Investment return and principal value of an investment will fluctuate. Shares, when redeemed may be worth more or less than their original cost.

      This letter contains statements that may be "forward-looking statements". Actual results could differ materially from those projected in the "forward-looking statements."

      The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.
                             Pilgrim America Funds

                        Pilgrim America Masters Series

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                              Asia-Pacific         MidCap          LargeCap
                                                                                 Equity             Value            Value
                                                                                  Fund              Fund             Fund
                                                                            ----------------   --------------   --------------
ASSETS:
Investments in securities at market value (Cost $38,196,428,
 $54,952,079 and $24,416,335, respectively)                                  $  30,288,545      $63,899,019      $26,813,940
Short-term securities at amortized cost                                          3,509,567        3,194,428        1,219,781
Foreign currency (Cost $242,434)                                                   240,728               --               --
Cash                                                                                10,875           14,521           13,438
Receivables:
 Fund shares sold                                                                  180,886          229,837           29,174
 Dividends and interest                                                            218,753           85,890           42,838
 Due from affiliate                                                                167,041              321           60,924
 Investment securities sold                                                      3,322,570        1,632,258          957,206
 Other receivables                                                                 184,274               --               --
Prepaid expenses                                                                    30,791           25,932           17,428
Deferred organization expenses                                                      69,427           69,427           69,427
                                                                             -------------      -----------      -----------
  Total Assets                                                                  38,223,457       69,151,633       29,224,156
                                                                             -------------      -----------      -----------
LIABILITIES:
Investment securities purchased                                                  1,475,886        1,230,195          915,121
Payable for fund shares redeemed                                                   812,519          203,488           65,473
Payable to affiliate                                                                 3,330            2,140            2,339
Other accrued expenses and liabilities                                             159,528           30,176           30,223
                                                                             -------------      -----------      -----------
  Total Liabilities                                                              2,451,263        1,465,999        1,013,156
                                                                             -------------      -----------      -----------
NET ASSETS                                                                   $  35,772,194      $67,685,634      $28,211,000
                                                                             =============      ===========      ===========
Net Assets consist of:
 Paid-in capital                                                                63,577,430       58,200,249      $25,843,676
 Overdistributed net investment income                                            (125,635)        (350,485)         (41,221)
 Accumulated net realized gains (losses) on investments and foreign
  currency transactions                                                        (19,770,437)         888,930           10,940
 Net unrealized appreciation (depreciation) of investments and other assets,
  liabilities and forward contracts denominated in foreign currencies           (7,909,164)       8,946,940        2,397,605
                                                                             -------------      -----------      -----------
 Net Assets                                                                  $  35,772,194      $67,685,634      $28,211,000
                                                                             =============      ===========      ===========
Class A:
 Net assets                                                                  $  16,374,560      $22,167,494      $ 8,579,913
 Shares authorized ($0.10, $1.00 and $0.00 par value, respectively)             24,000,000       28,000,000       28,000,000
 Shares outstanding                                                              2,686,640        1,426,465          648,226
 Net asset value and redemption price per share                              $        6.09      $     15.54      $     13.24
 Maximum offering price per share(1)                                         $        6.46      $     16.49      $     14.05
Class B:
 Net assets                                                                  $  13,847,073      $33,954,123      $14,382,686
 Shares authorized ($0.10, $1.00 and $0.00 par value, respectively)             24,000,000       28,000,000       28,000,000
 Shares outstanding                                                              2,304,734        2,217,398        1,103,611
 Net asset value, redemption and offering price per share(2)                 $        6.01      $     15.31      $     13.03
Class M:
 Net assets                                                                  $   5,550,561      $11,564,017      $ 5,248,401
 Shares authorized ($0.10, $1.00 and $0.00 par value, respectively)             12,000,000       14,000,000       14,000,000
 Shares outstanding                                                                918,761          753,777          399,905
 Net asset value and redemption price per share                              $        6.04      $     15.34      $     13.12
 Maximum offering price per share(3)                                         $        6.26      $     15.90      $     13.60

------------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Masters Series

--------------------------------------------------------------------------------
 STATEMENTS   OF   OPERATIONS  For  the  Six  Months  Ended  December  31,  1997
(Unaudited)
--------------------------------------------------------------------------------

                                                              Asia-Pacific         MidCap         LargeCap
                                                                 Equity            Value            Value
                                                                  Fund              Fund            Fund
                                                            ----------------   -------------   --------------
INVESTMENT INCOME:
 Interest                                                    $    79,653        $  108,656      $   32,832
 Dividends (net of foreign withholding taxes of $42,232,
   $3,669 and $0, respectively)                                  497,303           319,035         243,236
                                                             ------------       ----------      ----------
    Total investment income                                      576,956           427,691         276,068
                                                             ------------       ----------      ----------
EXPENSES:
 Investment management fees                                      351,129           304,844         144,647
 Distribution expenses
   Class A Shares                                                 31,775            25,966          11,342
   Class B Shares                                                112,737           150,075          73,301
   Class M Shares                                                 30,800            38,180          19,483
Transfer agent and registrar fees                                113,391            61,253          57,213
Custodian fees                                                    85,889            10,976          18,825
Miscellaneous expenses                                            26,727             1,765           2,320
Reports to shareholders                                           21,529            10,937           5,123
Registration and filing fees                                      21,271            20,290          16,271
Professional fees                                                 18,307            24,560          17,660
Organization expense                                              13,116            13,116          13,116
Recordkeeping and pricing fees                                     7,573             7,245           3,522
Shareholder Servicing fee                                          5,850             4,980           3,968
Directors' fees                                                    5,000             3,470           2,500
Insurance expense                                                  3,321             1,835           1,101
                                                             ------------       ----------      ----------
    Total expenses                                               848,415           679,492         390,392
                                                             ------------       ----------      ----------
 Less:
   Waived and reimbursed fees                                   (193,766)          (20,972)        (68,901)
   Earnings credits                                               (2,001)           (1,140)           (447)
                                                             ------------       ----------      ----------
   Net expenses                                                  652,648           657,380         321,044
                                                             ------------       ----------      ----------
   Net investment loss                                           (75,692)         (229,689)        (44,976)
                                                             ------------       ----------      ----------
REALIZED AND UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS:
 Net realized gains (losses) from:
   Investments                                               (17,392,818)        1,942,679       1,974,060
   Foreign currency transactions                                (205,172)              -               -
 Net change in unrealized appreciation (depreciation) of:
   Investments                                               (13,558,653)        3,399,283        (382,293)
   Other assets, liabilities and forward contracts
    denominated in foreign currencies                              8,874               -               -
                                                            -------------       ----------      ----------
 Net gain (loss) from investments                            (31,147,769)        5,341,962       1,591,767
                                                            -------------       ----------      ----------
   Net increase (decrease) in net assets resulting from
    operations                                              $(31,223,461)       $5,112,273      $1,546,791
                                                            =============       ==========      ==========

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Masters Series

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS For the Six Months Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                    Asia-Pacific Equity Fund             MidCap Value Fund             LargeCap Value Fund
                                --------------------------------- ------------------------------- ------------------------------
                                   Six Months                        Six Months                      Six Months
                                      Ended            Year            Ended            Year           Ended           Year
                                  December 31,         Ended        December 31,       Ended        December 31,       Ended
                                      1997           June 30,           1997          June 30,          1997         June 30,
                                   (Unaudited)         1997         (Unaudited)         1997        (Unaudited)        1997
                                ---------------- ---------------- --------------- --------------- --------------- --------------
Increase (decrease) in net
 assets from operations:
Net investment loss              $     (75,692)   $    (245,742)   $   (229,689)   $   (141,391)   $    (44,976)   $     (6,512)
Net realized gain (loss) from
 investments                       (17,392,818)      (2,050,338)      1,942,679       1,180,396       1,974,060       1,682,366
Net realized loss from foreign
 currency transaction                 (205,172)         (62,302)              -               -               -               -
Net change in unrealized
 appreciation (depreciation)
 of investments                    (13,558,653)       5,856,620       3,399,283       5,149,275        (382,293)      2,599,255
Net change in unrealized
 appreciation (depreciation)
 of other investments
 denominated in foreign
 currency                                8,874          (12,204)              -               -               -               -
                                 -------------    -------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations                        (31,223,461)       3,486,034       5,112,273       6,188,280       1,546,791       4,275,109
                                 -------------    -------------    ------------    ------------    ------------    ------------
Distributions to shareholders:
Net investment income:
 Class A shares                              -                -               -               -               -               -
 Class B shares                              -                -               -               -               -               -
 Class M shares                              -                -               -               -               -               -
Excess of net investment
 income:
 Class A shares                              -                -               -         (16,602)              -         (21,236)
 Class B shares                              -                -               -          (9,771)              -          (2,711)
 Class M shares                              -                -               -         (11,821)              -          (1,802)
Net realized gains:
 Class A shares                              -                -        (678,714)        (87,623)     (1,033,331)       (118,836)
 Class B shares                              -                -      (1,046,073)       (100,153)     (1,758,269)       (169,692)
 Class M shares                              -                -        (353,906)        (40,101)       (635,335)        (60,108)
Excess of net realized gains:
 Class A shares                              -                -               -               -               -               -
 Class B shares                              -                -               -               -               -               -
 Class M shares                              -                -               -               -               -               -
Tax return of capital
 Class A shares                              -          (30,685)              -               -               -               -
 Class B shares                              -                -               -               -               -               -
 Class M shares                              -           (1,611)              -               -               -               -
                                 -------------    -------------    ------------    ------------    ------------    ------------
Total distributions                          -          (32,296)     (2,078,693)       (266,071)     (3,426,935)       (374,385)
                                 =============    =============    ============    ============    ============    ============
Capital share transactions:
Net proceeds from sale of
 shares                             23,696,815       85,779,972      21,591,950      43,491,828       3,349,820      20,775,389
Shares resulting from dividend
 reinvestments                               -           30,383       1,780,691         229,750       3,052,934         321,069
Cost of shares redeemed            (30,510,411)     (58,091,003)     (7,341,598)     (7,265,617)     (3,602,609)     (2,900,008)
                                 -------------    -------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                 (6,813,596)      27,719,352      16,031,043      36,455,961       2,800,145      18,196,450
                                 -------------    -------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 net assets                        (38,037,057)      31,173,090      19,064,623      42,378,170         920,001      22,097,174
                                 -------------    -------------    ------------    ------------    ------------    ------------
Net assets, beginning
 of period                          73,809,251       42,636,161      48,621,011       6,242,841      27,290,999       5,193,825
                                 -------------    -------------    ------------    ------------    ------------    ------------
Net assets, end of period**      $  35,772,194    $  73,809,251    $ 67,685,634    $ 48,621,011    $ 28,211,000    $ 27,290,999
                                 =============    =============    ============    ============    ============    ============
** Including undistributed
 (overdistributed) net invest-
 ment income (loss) of:          $    (125,635)   $     (49,943)   $   (350,485)   $   (120,796)   $    (41,221)   $      3,755
                                 =============    =============    ============    ============    ============    ============

                 See Accompanying Notes to Financial Statements

               Pilgrim America Masters Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                    Class A                                            Class B
                                ------------------------------------------------ ---------------------------------------------------
                                     Six Months                        Ten            Six Months                          Ten
                                       Ended            Year         Months             Ended            Year           Months
                                    December 31,       Ended          Ended          December 31,        Ended           Ended
                                        1997          June 30,      June 30,             1997          June 30,        June 30,
                                    (Unaudited)         1997         1996(a)         (Unaudited)         1997           1996(a)
                                ------------------- ----------- ---------------- ------------------- ------------ ------------------
Per Share Operating
 Performance
Net asset value, beginning of
 period                            $     10.93      $ 10.35        $   10.00       $      10.83       $  10.31       $    10.00
Income from investment
 operations:
 Net investment income
 (loss)                                 ( 0.01)        0.02             0.03             ( 0.05)        ( 0.07)          ( 0.01)
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions                          ( 4.83)        0.58             0.34             ( 4.77)          0.59             0.32
                                   -----------      --------       ---------       ------------       --------       ----------
 Total from investment
  operations                            ( 4.84)        0.60             0.37             ( 4.82)          0.52             0.31
                                   -----------      --------       ---------       ------------       --------       ----------
Less distributions:
 Net investment income                      --            --              --                 --             --               --
 In excess of net investment
  income                                    --            --            0.02                 --             --               --
 Realized gains on
  investments                               --            --              --                 --             --               --
 Tax return of capital                      --          0.02              --                 --             --               --
                                   -----------      ---------      ---------       ------------       --------       ----------
  Total distributions                       --          0.02            0.02                 --             --               --
                                   -----------      ---------      ---------       ------------       --------       ----------
Net asset value, end of period     $      6.09      $  10.93       $   10.35       $       6.01       $  10.83       $    10.31
                                   ===========      =========      =========       ============       ========       ==========
Total Return(b)                         (44.56)%        5.78%           3.76%            (44.78)%         5.04%            3.19%
Ratios/Supplemental Data
Net assets, end of period
 (000's)                           $    16,375      $ 32,485       $  18,371       $     13,847       $ 30,169       $   17,789
Ratios to average net assets:
 Expenses(c)(d)(e)                        2.00 %(f)     2.00%           2.00%(f)           2.75%(f)       2.75%            2.75%(f)
 Net investment income
 (loss) (c)(d)(e)                       ( 0.10)%(f)     0.00%           0.33%(f)          (0.65)%(f)    ( 0.79)%         ( 0.38)%(f)
Portfolio turnover rate                     42 %          38%             15%                42 %           38 %             15%
Average commission rate paid        $   0.0101      $ 0.0096              --       $     0.0101       $ 0.0096               --


                                                                   Class M
                                            ------------------------------------------------------
                                                 Six Months                             Ten
                                                   Ended            Year              Months
                                                December 31,        Ended              Ended
                                                    1997          June 30,           June 30,
                                                (Unaudited)         1997              1996(a)
                                            ------------------------------------------------------
Per Share Operating
 Performance
Net asset value, beginning of
 period                                        $     10.86       $  10.32            $ 10.00
Income from investment
 operations:
 Net investment income
  (loss)                                            ( 0.02)        ( 0.05)                --
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions                                      ( 4.80)          0.59               0.33
                                               -----------       --------            -------
 Total from investment
  operations                                        ( 4.82)          0.54               0.33
                                               -----------       --------            -------
Less distributions:
 Net investment income                                  --             --                 --
 In excess of net investment
  income                                                --             --               0.01
 Realized gains on
  investments                                           --             --                 --
 Tax return of capital                                  --             --                 --
                                               -----------       --------            -------
  Total distributions                                   --             --               0.01
                                               -----------       --------            -------
Net asset value, end of period                 $      6.04       $  10.86            $ 10.32
                                               ===========       ========            =======
Total Return(b)                                     (44.66)%         5.26%              3.32%
Ratios/Supplemental Data
Net assets, end of period
 (000's)                                       $     5,551       $ 11,155            $ 6,476
Ratios to average net assets:
 Expenses(c)(d)(e)                                    2.50%(f)       2.50%              2.50%(f)
 Net investment income
 (loss) (c)(d)(e)                                   ( 0.38)%(f)     (0.55)%           ( 0.16)%(f)
Portfolio turnover rate                                 42 %           38%                15%
Average commission rate paid                    $   0.0101       $ 0.0096                 --


-----------
(a) The Fund commenced operations on September 1, 1995.

(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(c) Prior to the waiver and reimbursement of expenses for the period ended December 31, 1997, the annualized ratios of expenses to average net assets were 2.66%, 3.41% and 3.16% and the annualized ratios of net investment income (loss) to average net assets were (0.59)%, (1.34)% and (1.07)% for Class A, B an M shares, respectively.

(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 2.54%, 3.29% and 3.04% and the ratios of net investment income (loss) to average net assets were (0.53)%, (1.33)% and (1.09)% for Class A, B and M shares, respectively.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 3.47%, 4.10% and 3.88% and the annualized ratios of net investment income
    (loss) to average net assets were (1.14)%, (1.73)% and (1.53)% for Class A, B and M shares, respectively.

(f) Annualized.

                 See Accompanying Notes to Financial Statements

                   Pilgrim America Masters MidCap Value Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                    Class A                                           Class B
                               ------------------------------------------------- -------------------------------------------------
                                   Six Months                          Ten           Six Months                          Ten
                                      Ended            Year          Months             Ended            Year          Months
                                  December 31,        Ended           Ended         December 31,        Ended           Ended
                                      1997           June 30,       June 30,            1997           June 30,       June 30,
                                   (Unaudited)         1997          1996(a)         (Unaudited)         1997          1996(a)
                               ------------------ ------------- ---------------- ------------------ ------------- ----------------
Per Share Operating
 Performance
Net asset value, beginning
 of period                        $    14.64        $  11.99       $   10.00        $    14.49        $  11.94       $   10.00
Income from investment
 operations:
 Net investment income
  (loss)                              ( 0.02)         ( 0.02)           0.13            ( 0.06)         ( 0.05)           0.07
 Net realized and unrealized
  gain on investments                   1.41            2.85            1.91              1.37            2.76            1.90
                                  ----------        --------       ---------        ----------        --------       ---------
 Total from investment
  operations                            1.39            2.83            2.04              1.31            2.71            1.97
                                  ----------        --------       ---------        ----------        --------       ---------
Less distributions:
 Net investment income                    --              --            0.05                --              --            0.03
 In excess of net investment
  income                                  --            0.07              --                --            0.05              --
 Realized gains on
  investments                           0.49            0.11              --              0.49            0.11              --
                                  ----------        --------       ---------        ----------        --------       ---------
  Total distributions                   0.49            0.18            0.05              0.49            0.16            0.03
                                  ----------        --------       ---------        ----------        --------       ---------
Net asset value, end of period    $    15.54        $  14.64       $   11.99        $    15.31        $  14.49       $   11.94
                                  ==========        ========       =========        ==========        ========       =========
Total Return (b)                        9.58%          23.89%          20.48%             9.13%          22.95%          19.80%
Ratios/Supplemental Data
Net assets, end of
 period (000's)                   $   22,167        $ 16,985       $   2,389        $   33,954        $ 23,258       $   2,123
Ratios to average net assets:
 Expenses(c)(d)(e)                      1.75%(f)        1.75%           1.75%(f)          2.50%(f)        2.50%           2.50%(f)
 Net investment income
  (loss)(c)(d)(e)                     ( 0.31)%(f)     ( 0.13)%          2.00%(f)        ( 1.04)%(f)     ( 0.90)%          1.27%(f)
Portfolio turnover rate                   31%             86%             60%               31%             86%             60%
Average commission rate paid      $   0.0383        $ 0.0592              --        $   0.0383        $ 0.0592              --



                                                            Class M
                                        ----------------------------------------------------
                                            Six Months                            Ten
                                               Ended           Year             Months
                                           December 31,        Ended             Ended
                                               1997          June 30,          June 30,
                                            (Unaudited)        1997             1996(a)
                                        ------------------ ---------------------------------
Per Share Operating
 Performance
Net asset value, beginning
 of period                                 $    14.49       $  11.93         $    10.00
Income from investment
 operations:
 Net investment income
 (loss)                                        ( 0.03)        ( 0.03)              0.06
 Net realized and unrealized
  gain on investments                            1.37           2.76               1.91
                                           ----------       --------         ----------
 Total from investment
  operations                                     1.34           2.73               1.97
                                           ----------       --------         ----------
Less distributions:
 Net investment income                             --             --               0.04
 In excess of net investment
  income                                           --           0.06                 --
 Realized gains on
  investments                                    0.49           0.11                 --
                                           ----------       --------         ----------
  Total distributions                            0.49           0.17               0.04
                                           ----------       --------         ----------
Net asset value, end of period             $    15.34       $  14.49         $    11.93
                                           ==========       ========         ==========
Total Return (b)                                 9.34%         23.21%             19.82%
Ratios/Supplemental Data
Net assets, end of
 period (000's)                            $   11,564      $   8,378         $    1,731
Ratios to average net assets:
 Expenses(c)(d)(e)                               2.25%(f)       2.25%              2.25%(f)
 Net investment income
 (loss)(c)(d)(e)                               ( 0.80)%(f)    ( 0.63)            ( 1.16)%(f)
Portfolio turnover rate                            31%            86%                60%
Average commission rate paid               $   0.0383       $ 0.0592                 --


-----------
(a) The Fund commenced operations on September 1, 1995.

(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(c) Prior to the waiver and reimbursement of expenses for the period ended December 31, 1997, the annualized ratios of expenses to average net assets were 1.77%, 2.52% and 2.27% and the annualized ratios of net investment income (loss) to average net assets were (0.38)%, (1.11)% and (0.87)% for Class A, B and M shares, respectively.

(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 1.94%, 2.69% and 2.44% and the ratios of net investment income (loss) to average net assets were (0.32)%, (1.11)% and (0.81)% for Class A, B and M shares, respectively.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 4.91%, 5.32% and 4.72% and the annualized ratios of net investment income
    (loss) to average net assets were (1.17)%, (1.56)% and (1.32)% for Class A, B and M shares, respectively.

(f) Annualized.
                 See Accompanying Notes to Financial Statements

                  Pilgrim America Masters LargeCap Value Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                    Class A
                                 ----------------------------------------------
                                    Six Months                        Ten
                                       Ended          Year          Months
                                   December 31,       Ended          Ended
                                       1997         June 30,       June 30,
                                    (Unaudited)       1997          1996(a)
                                 ---------------- ------------ ----------------

Per Share Operating
 Performance
Net asset value, beginning
 of period                        $   14.17      $   11.77      $   10.00
Income from investment
 operations:
 Net investment income
 (loss)                                0.01           0.06           0.07
 Net realized and
  unrealized gain on
  investments                          0.84           2.63           1.87
                                  ---------      ---------      ---------
  Total from investment
   operations                          0.85           2.69           1.94
                                  ---------      ---------      ---------
Less distributions:
 Net investment income                   --             --           0.07
 In excess of net
  investment income                      --           0.05           0.01
 Realized gains on
  investments                          1.78           0.24           0.09
                                  ---------      ---------      ---------
  Total distributions                  1.78           0.29           0.17
                                  ---------      ---------      ---------
Net asset value, end of
 period                           $   13.24        $ 14.17      $   11.77
                                  =========      =========      =========
Total Return(b)                        6.02%         23.24%         19.56%
Ratios/Supplemental Data
Net assets, end of
 period (000's)                   $   8,580      $   8,961      $   2,530
Ratios to average net assets:
 Expenses(c)(d)(e)                     1.75%(f)       1.75%          1.75%(f)
 Net investment income
 (loss)(c)(d)(e)                       0.16%(f)       0.41%          0.65%(f)
 Portfolio turnover rate                 54%            86%            59%
 Average commission
  rate paid                       $  0.0547      $  0.0586             --



                                                  Class B
                              -------------------------------------------------
                                Six Months                           Ten
                                   Ended            Year           Months
                               December 31,        Ended            Ended
                                   1997           June 30,        June 30,
                                (Unaudited)         1997           1996(a)
                              ---------------- ------------- ------------------

Per Share Operating
 Performance
Net asset value, beginning
 of period                     $    14.04        $  11.71       $    10.00
Income from investment
 operations:
 Net investment income
 (loss)                            ( 0.04)         ( 0.02)            0.06
 Net realized and
  unrealized gain on
  investments                        0.81            2.59             1.81
                               ----------        --------       ----------
  Total from investment
   operations                        0.77            2.57             1.87
                               ----------        --------       ----------
Less distributions:
 Net investment income                 --              --             0.06
 In excess of net
  investment income                    --              --             0.01
 Realized gains on
  investments                        1.78            0.24             0.09
                               ----------        --------       ----------
  Total distributions                1.78            0.24             0.16
                               ----------        --------       ----------
Net asset value, end of
 period                        $    13.03        $  14.04       $    11.71
                               ==========        ========       ==========
Total Return(b)                      5.50%          22.23%           18.85%
Ratios/Supplemental Data
Net assets, end of
 period (000's)                $   14,383        $ 13,611       $    1,424
Ratios to average net assets:
Expenses(c)(d)(e)                    2.50%(f)        2.50%            2.50%(f)
 Net investment income
 (loss)(c)(d)(e)                   ( 0.59)%(f)     ( 0.35)%         ( 0.25)%(f)
 Portfolio turnover rate               54%             86%              59%
 Average commission
  rate paid                    $   0.0547        $ 0.0586               --

                                                  Class M
                              -------------------------------------------------
                                  Six Months                          Ten
                                     Ended           Year            Months
                                 December 31,        Ended            Ended
                                     1997          June 30,         June 30,
                                  (Unaudited)        1997            1996(a)
                              ------------------ ------------   ---------------

Per Share Operating
 Performance
Net asset value, beginning
 of period                       $    14.10       $ 11.73          $   10.00
Income from investment
 operations:
 Net investment income
 (loss)                              ( 0.02)            --              0.06
 Net realized and
  unrealized gain on
  investments                          0.82           2.62              1.83
                                 ----------       --------         ---------
  Total from investment
   operations                          0.80           2.62              1.89
                                 ----------       --------         ---------
Less distributions:
 Net investment income                   --             --              0.06
 In excess of net
  investment income                      --           0.01              0.01
 Realized gains on
  investments                          1.78           0.24              0.09
                                 ----------       --------         ---------
  Total distributions                  1.78           0.25              0.16
                                 ----------       --------         ---------
Net asset value, end of
 period                          $    13.12       $  14.10         $   11.73
                                 ==========       ========         =========
Total Return(b)                        5.68%         22.58%            19.06%
Ratios/Supplemental Data
Net assets, end of
 period (000's)                  $    5,248       $  4,719         $   1,240
Ratios to average net assets:
 Expenses(c)(d)(e)                     2.25%(f)       2.25%             2.25%(f)
 Net investment income
  (loss)(c)(d)(e)                    ( 0.34)%(f)    ( 0.10)%            0.06%(f)
 Portfolio turnover rate                 54%            86%               59%
 Average commission
  rate paid                      $   0.0547       $ 0.0586                --

-----------
(a) The Fund commenced operations on September 1, 1995.
(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(c) Prior to the waiver and reimbursement of expenses for the period ended December 31, 1997, the annualized ratios of expenses to average net assets were 2.22%, 2.97% and 2.72% and the annualized ratios of net investment income (loss) to average net assets were (0.32)%, (1.07)% and (0.82)% for Class A, B and M shares, respectively.

(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 2.33%, 3.08% and 2.83% and the ratios of net investment income (loss) to average net assets were (0.18)%, (0.91)% and (0.68)% for Class A, B and M shares, respectively.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 5.44%, 5.79% and 5.90% and the annualized ratios of net investment income
    (loss) to average net assets were (3.04)%, (3.53)% and (3.59)% for Class A, B and M shares, respectively.

(f) Annualized.
                 See Accompanying Notes to Financial Statements

                        Pilgrim America Masters Series

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES


Organization. Pilgrim America Masters Series, Inc. ("Masters Series") is an open-end management investment company that was organized as a Maryland Corporation in 1995 and is registered under the Investment Company Act of 1940 as amended. This Masters Series consists of three separate diversified open-end investment companies: Pilgrim America Masters Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund"), Pilgrim America Masters MidCap Value Fund
("MidCap Value Fund") and Pilgrim America Masters LargeCap Value Fund ("LargeCap Value Fund"), each with its own investment objective and policies.

Each Fund offers three classes of shares, Class A, Class B and Class M. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structure and ongoing distribution fees. In addition, Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Securities which are listed on the U.S. and foreign stock exchanges are valued at the last sales price on the day the securities are being valued. Debt and equity securities traded in the over-the-counter market and listed securities for which no sales were reported on that date are valued at the mean between the last reported bid and ask prices. Short-term debt securities maturing in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued at fair value as determined by policies set by the Board of Directors. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date (except in the case of Asia-Pacific Equity Fund, for certain securities which are recorded as soon after the ex-date as the Fund becomes aware of such dividend).

C.  Foreign  Currency  Translation. The books and records of Asia-Pacific Equity
   Fund   are   maintained   in  U.S.  dollars.  Foreign  currency  amounts  are
   translated into U.S. dollars on the following basis:


       (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

       (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.


   Although the net assets and the market value of Asia-Pacific Equity Fund are presented at the foreign exchange rates at the end of the day, Asia-Pacific Equity Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain

                        Pilgrim America Masters Series

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
   considerations  and  risks  not  typically  associated with investing in U.S.
   companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Exchange Transactions. Asia-Pacific Equity Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. Asia-Pacific Equity Fund may not invest more than 5% of its assets (at market value at the time of the investment) in forward foreign currency contracts. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-date. The Funds intend to make distributions of net investment income and capital gains, if any, at least annually. The amount of distributions from net investment income, and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

F. Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investments companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net capital gains, each Fund intends not to be subject to any federal excise tax. Capital loss carryforwards were as follows at June 30, 1997:

                                          Amounts      Expiration Dates
                                        -----------   -----------------

         Asia - Pacific Equity Fund      $651,710            2004
         MidCap Value Fund                     --            N/A
         LargeCap Value Fund                   --            N/A

   The Board of Directors intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principals. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest any portion of its assets otherwise invested in money market instruments in U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in

                        Pilgrim America Masters Series

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
   excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral.

I. Deferred Organization Expenses. All expenses incurred in connection with the organization and registration of the Funds under the Investment Company Act of 1940 and the Securities Act of 1933 are being paid for by the Funds. The total organization expenses are being amortized by each Fund equally over a period of five years from the date of commencement of its operations.


NOTE 2 -- INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS
         WITH AFFILIATES

Each of the Funds has entered into an Investment Management Agreement with Pilgrim America Investments, Inc. ("the Manager"), a wholly owned subsidiary of Pilgrim America Group, Inc. ("PAG"). The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, at the following annual rates: Asia-Pacific Equity Fund pays the Manager a fee at an annual rate of 1.25% of the Fund's average daily net assets; MidCap Value Fund and LargeCap Value Fund pay the Manager a fee at an annual rate of 1.00% of each Fund's average daily net assets.

Effective November 1, 1997 the Manager provides investment advisory services for LargeCap Value Fund. The Manager has carefully selected Portfolio Managers for the other Funds on the basis of their successful application of a well-defined, long-term investment approach over a period of several market cycles. HSBC Asset Management Americas Inc. and HSBC Asset Management Hong Kong Limited ("HSBC") serve jointly as the Portfolio Managers to Asia-Pacific Equity Fund. CRM Advisors, LLC ("CRM") serves as Portfolio Manager to MidCap Value Fund. As compensation for their services to the Funds, the Manager (and not the Fund) pays HSBC and CRM fees at annual rates of 0.50% of the average daily net assets of Asia-Pacific Equity Fund and MidCap Value Fund .

The Manager is responsible for managing the day to day operations of the Masters Series.

On September 1, 1995, the Funds adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Pilgrim America Securities, Inc. (the "Distributor") is compensated by the Funds for expenses incurred in the distribution of each Funds' shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to compensation each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparing and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor.

Under the 12b-1 Plans, each class of shares of the Funds pay the Distributor at the annual rate of 0.25% of the average daily net assets of Class A, 1.00% of the average daily net assets of Class B and 0.75% of the average daily net assets of Class M.

Each of the Funds has entered into a Service Agreement with PAG whereby PAG will act as the shareholder service agent for each Fund. The agreement provides that PAG will be compensated for incoming and outgoing shareholder telephone calls and letters and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. At December 31, 1997, Asia-Pacific Equity Fund, MidCap Value Fund, and LargeCap Value Fund owed PAG $3,330, $2,140, and $2,339, respectively in service fees.

The   Manager   has  voluntarily  agreed  to  limit  other  expenses,  excluding distribution fees, interest, taxes, brokerage and extraordinary expenses to 1.75%, 1.50% and 1.50% of all classes of shares of the

                        Pilgrim America Masters Series

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund, respectively. This expense limitation will apply to each Fund individually until June 30, 1998. At December 31, 1997, Asia-Pacific Equity Fund, MidCap
Value Fund and LargeCap Value Fund accrued $167,041, $321, and $60,924, respectively as a reimbursement due from the manager.


NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended December 31, 1997, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:


                 Asia-Pacific         MidCap           LargeCap
                  Equity Fund       Value Fund        Value Fund
                --------------   ---------------   ---------------

  Purchases      $ 21,580,368     $ 27,869,095      $ 14,695,644
  Sales            30,039,915       17,203,846        15,811,436


NOTE 4 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:




                                              Class A Shares
                                     ---------------------------------
                                        Six Months          Year
                                           Ended            Ended
                                       December 31,       June 30,
                                           1997             1997
                                     ---------------- ----------------
Asia-Pacific
 Equity Fund (Number of Shares)
Shares sold                               2,338,771         6,022,829
Shares issued as reinvestment
 of dividends                                    --             2,937
Shares redeemed                          (2,624,227)       (4,828,816)
                                         ----------        ----------
Net increase (decrease) in
 shares outstanding                        (285,456)        1,196,950
                                         ==========        ==========
Asia-Pacific Equity Fund ($)
Shares sold                           $  17,218,087    $   63,317,753
Shares issued as reinvestment
 of dividends                                    --            28,842
Shares redeemed                         (19,283,469)      (50,678,714)
                                      -------------    --------------
Net increase (decrease) in
 shares outstanding                   $  (2,065,382)   $   12,667,881
                                      =============    ==============
MidCap Value Fund (Number
 of Shares)
Shares sold                                 472,802         1,232,243
Shares issued as reinvestment
 of dividends                                36,204             6,530
Shares redeemed                            (242,588)         (277,940)
                                      -------------    --------------
Net increase in
 shares outstanding                         266,418           960,833
                                      =============    ==============
MidCap Value Fund ($)
Shares sold                           $   7,263,045    $   16,074,019
Shares issued as reinvestment
 of dividends                               546,322            82,971
Shares redeemed                          (3,719,232)       (3,689,711)
                                      -------------    --------------
Net increase in shares outstanding    $   4,090,135    $   12,467,279
                                      =============    ==============



                                              Class B Shares                   Class M Shares
                                     -------------------------------- --------------------------------
                                        Six Months          Year         Six Months          Year
                                           Ended           Ended            Ended           Ended
                                       December 31,       June 30,      December 31,       June 30,
                                           1997             1997            1997             1997
                                     ---------------- --------------- ---------------- ---------------
Asia-Pacific
 Equity Fund (Number of Shares)
Shares sold                                 540,135       1,612,143          340,587          566,273
Shares issued as reinvestment
 of dividends                                    --              --               --              157
Shares redeemed                          (1,021,362)       (551,927)        (448,575)        (167,256)
                                         ----------       ---------         --------         --------
Net increase (decrease) in
 shares outstanding                        (481,227)      1,060,216         (107,988)         399,174
                                         ==========       =========         ========         ========
Asia-Pacific Equity Fund ($)
Shares sold                            $  4,251,186    $ 16,573,290     $  2,227,542    $   5,888,929
Shares issued as reinvestment
 of dividends                                    --              --               --            1,541
Shares redeemed                          (7,912,383)     (5,661,337)      (3,314,559)      (1,750,952)
                                       ------------    ------------     ------------    -------------
Net increase (decrease) in
 shares outstanding                    $ (3,661,197)   $ 10,911,953     $ (1,087,017)   $   4,139,518
                                       ============    ============     ============    =============
MidCap Value Fund (Number
 of Shares)
Shares sold                                 770,526       1,639,838          199,282          472,644
Shares issued as reinvestment
 of dividends                                60,173           7,579           22,792            3,974
Shares redeemed                            (218,802)       (219,806)         (46,359)         (43,618)
                                       ------------    ------------     ------------    -------------
Net increase in
 shares outstanding                         611,897       1,427,611          175,715          433,000
                                       ============    ============     ============    =============
MidCap Value Fund ($)
Shares sold                            $ 11,311,744    $ 21,333,357     $  3,017,161    $   6,084,452
Shares issued as reinvestment
 of dividends                               894,765          96,914          339,604           49,865
Shares redeemed                          (2,935,347)     (2,999,461)        (687,019)        (576,445)
                                       ------------    ------------     ------------    -------------
Net increase in shares outstanding     $  9,271,162    $ 18,430,810     $  2,669,746    $   5,557,872
                                       ============    ============     ============    =============

                        Pilgrim America Masters Series

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                             Class A Shares                 Class B Shares                Class M Shares
                                     ------------------------------ ------------------------------ -----------------------------
                                       Six Months         Year        Six Months         Year        Six Months        Year
                                          Ended          Ended           Ended          Ended           Ended          Ended
                                      December 31,      June 30,     December 31,      June 30,     December 31,     June 30,
                                          1997            1997           1997            1997           1997           1997
                                     -------------- --------------- -------------- --------------- -------------- --------------
LargeCap Value Fund (Number of
 Shares)
Shares Sold                                 57,376        538,935         119,441        896,451         55,556        258,463
Shares issued as reinvestment
 of dividends                               70,785         10,222         115,113         10,999         46,814          4,609
Shares redeemed                           (112,277)      (131,788)       (100,303)       (59,761)       (37,029)       (34,204)
                                          --------       --------        --------        -------        -------        -------
Net increase in shares outstanding          15,884        417,369         134,251        847,689         65,341        228,868
                                          ========       ========        ========        =======        =======        =======
LargeCap Value Fund ($)
Shares sold                           $    853,107   $  6,622,780    $  1,712,415    $10,967,866     $  784,298     $3,184,743
Shares issued as reinvestment
 of dividends                              937,200        126,842       1,501,068        136,496        614,666         57,731
Shares redeemed                         (1,661,091)    (1,694,967)     (1,435,036)      (768,404)      (506,482)      (436,637)
                                      ------------   ------------    ------------    -----------     ----------     ----------
Net increase in shares outstanding    $    129,216   $  5,054,655    $  1,778,447    $10,335,958     $  892,482     $2,805,837
                                      ============   ============    ============    ===========     ==========     ==========

NOTE 5 -- CUSTODIAL AGREEMENT

Investors Fiduciary Trust Company (IFTC) serves as the Funds' custodian and recordkeeper. Custody fees paid to IFTC are reduced by an earnings credit based on the cash balances held by IFTC for each of the Funds. For the six months ended December 31, 1997, Asia-Pacific Equity Fund, MidCap Value Fund and
LargeCap Value Fund received earnings credits of $2,001, $1,140 and $447, respectively.

               Pilgrim America Masters Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
As of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
                             COMMON STOCKS: 80.4%


                                                               Market
        Shares                   Industry/Issuer                Value
---------------------   ---------------------------------   ------------

                        CHINA: 1.0%
                        Automotive: 0.8%
   594,000              Qingling Motor Co.                  $ 291,353
                                                            ---------
                        Diversified Holdings: 0.2%
   268,000              Zhejiang Expressway CL H               54,311
                                                            ---------
                        Total China Common Stocks             345,664
                                                            ---------
                        HONG KONG: 46.4%
                        Commercial & Industrial: 9.8%
   251,000              Citic Pacific, Ltd.                   997,870
   270,000              Hutchison Whampoa, Ltd.             1,693,751
   150,000              Swire Pacific, Ltd.                   822,867
                                                            ---------
                                                            3,514,488
                                                            ---------
                        Communication: 2.8%
   588,000              China Telecom                       1,009,436
                                                            ---------
                        Construction: 1.6%
   200,000              Cheung Kong Infrastructure            565,358
                                                            ---------
                        Financial: 2.6%
        96              Bank of East Asia                         225
   255,000              Dao Heng Bank Group, Ltd.             636,899
    98,000              Wing Hang Bank, Ltd.                  277,026
                                                            ---------
                                                              914,150
                                                            ---------
                        Manufacturing: 1.0%
   100,000 (a)          Shanghai Industrial Holding           371,742
                                                            ---------
                        Properties: 15.4%
   250,000              Cheung Kong Holdings, Ltd.          1,637,667
   200,000              China Resources Enterprises           446,607
   101,000              Hysan Development Co., Ltd.           201,418
   251,000              New World Development Co., Ltd.       868,277
   225,000              Sun Hung Kai Properties, Ltd.       1,568,288
   251,000              Wharf Holdings, Ltd.                  550,773
   293,000              Henderson Investment, Ltd.            230,700
                                                            ---------
                                                            5,503,730
                                                            ---------
                 See Accompanying Notes to Financial Statements

               Pilgrim America Masters Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                            Market
        Shares                         Industry/Issuer                      Value
---------------------   ---------------------------------------------   -------------
                        Utilities: 13.2%
   948,000              Beijing Data Power                              $  434,397
   229,500              China Light & Power Co., Ltd.                    1,273,798
   343,000              Hong Kong Electric Holdings, Ltd.                1,303,855
   830,000              Hong Kong Telecommunications, Ltd.               1,708,789
                                                                        ----------
                                                                         4,720,839
                                                                        ----------
                        Total Hong Kong Common Stocks                   16,599,743
                                                                        ----------
                        INDONESIA: 0.3%
                        Manufacturing / Electronic: 0.3%
   380,400              PT Indofood Sukses Makmur                          124,495
                                                                        ----------
                        Total Indonesia Common Stocks                      124,495
                                                                        ----------
                        PHILIPPINES: 3.8%
                        Communications: 1.6%
    25,000              Philippine Long Distance Telephone Co., ADR        562,500
                                                                        ----------
                        Miscellaneous: 0.5%
    60,200 (a)          Benpres Holdings GDR                               180,600
                                                                        ----------
                        Real Estate & Financial Services: 1.1%
 2,602,000              SM Prime Holdings, Inc.                            385,481
                                                                        ----------
                        Utilities: 0.6%
    65,000              Manila Electric Co. -- Class B                     215,062
                                                                        ----------
                        Total Philippines Common Stocks                  1,343,643
                                                                        ----------
                        SINGAPORE: 18.1%
                        Aerospace: 1.4%
   656,477              Singapore Technologies Engineering, Ltd.           495,528
                                                                        ----------
                        Commercial & Industrial: 1.4%
   144,250              Keppel Corp.                                       414,959
    65,000              Keppel Land Ltd.                                    89,629
                                                                        ----------
                                                                           504,588
                                                                        ----------

                 See Accompanying Notes to Financial Statements

               Pilgrim America Masters Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                                                    Market
        Shares                      Industry/Issuer                  Value
---------------------   --------------------------------------   ------------

                        Computer Systems/Software: 0.8%
     9,000              Creative Technology Ltd.                 $ 182,942
    22,600              Elec & Eltek International Co., Ltd.       103,508
                                                                 ---------
                                                                   286,450
                                                                 ---------
                        Financial: 6.0%
   157,400              Overseas -- Chinese Bank                   916,802
   150,200              Overseas Union Bank                        575,804
   119,000              United Overseas Bank                       661,308
                                                                 ---------
                                                                 2,153,914
                                                                 ---------
                        Food and Beverage: 0.5%
    40,400              Fraser & Neave, Ltd.                       175,287
                                                                 ---------
                        Hotels: 0.7%
   156,000              Marco Polo Developments                    235,507
                                                                 ---------
                        Manufacturing: 0.5%
    58,000              Venture Manufacturing                      162,021
                                                                 ---------
                        Metals & Minerals: 0.2%
    54,000              Natsteel Broadway                           80,460
                                                                 ---------
                        Properties: 1.3%
   101,000 (a)          City Developments, Ltd.                    468,232
                                                                 ---------
                        Publishing: 0.9%
    25,000              Singapore Press Holdings, Ltd.             313,521
                                                                 ---------
                        Steel: 0.4%
   100,000              Natsteel Ltd.                              135,513
                                                                 ---------
                        Transportation: 1.1%
    63,000              Singapore Airlines, Ltd.                   411,887
                                                                 ---------
                        Utilities: 2.9%
   564,000              Singapore Telecommunications, Ltd.       1,052,576
                                                                 ---------
                        Total Singapore Common Stocks            6,475,484
                                                                 ---------
                 See Accompanying Notes to Financial Statements

               Pilgrim America Masters Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Market
        Shares                       Industry/Issuer                   Value
---------------------   ----------------------------------------   -------------

                        TAIWAN: 10.8%
                        Building Products: 0.4%
    13,136 (a)          Asia Cement Corp.                          $  148,765
                                                                   ----------
                        Computer Services: 0.4%
     8,000              Syntex Technology                             148,000
                                                                   ----------
                        Computer Systems/Software: 3.3%
    47,800              Asustek Computer Inc -- GDR                   763,605
    22,545              Taiwan Semiconductor                          410,037
                                                                   ----------
                                                                    1,173,642
                                                                   ----------
                        Electrical Equipment: 0.6%
    18,900 (a)          Yageo Corp.                                   207,900
                                                                   ----------
                        Electronics -- Defense: 0.7%
    36,250              Acer Inc. GDR                                 277,313
                                                                   ----------
                        Food & Beverages: 0.5%
    15,000              President Enterprises                         180,000
                                                                   ----------
                        Investment Company Services: 1.4%
    63,000              ROC Taiwan Fund Common                        511,875
                                                                   ----------
                        Machinery & Equipment: 0.5%
    13,693              Teco Electric & Machinery -- GDR              175,750
                                                                   ----------
                        Marine: 0.9%
    28,470 (a)          Evergreen Marine Corp.                        315,305
                                                                   ----------
                        Steel: 1.7%
    40,681 (a)          China Steel Corp., GDR                        600,045
                                                                   ----------
                        Technology: 0.4%
     8,316 (a)          Lite-On Technology Corp.                      143,451
                                                                   ----------
                        Total Taiwan Common Stocks                  3,882,046
                                                                   ----------
                        Total Common Stocks (Cost $36,789,500)     28,771,075
                                                                   ----------
                 See Accompanying Notes to Financial Statements

               Pilgrim America Masters Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
                            CONVERTIBLE BONDS: 4.3%

   Principal
    Amount
--------------
                 TAIWAN: 4.3%
                 Industrial: 3.2%
$   260,000      Nan Ya Plastic Corp., 1.75% due July 2001                      $  297,700
    550,000      United Microelectronics, 0.25% due May 2004                       657,250
    109,000      Yageo Corp., 1.25% due July 2003                                  190,205
                                                                                ----------
                                                                                 1,145,155
                                                                                ----------
                 Marine: 1.1%
    112,000      Far East Department Store, 3.00% due July 2001                    103,600
    241,000      Yangming Marine, 2.00% due October 2001                           268,715
                                                                                ----------
                                                                                   372,315
                                                                                ----------
                 Total Convertible Bonds (Cost $1,406,928)                       1,517,470
                                                                                ----------
                 Total Long-Term Investments (Cost $38,196,428)                 30,288,545
                                                                                ----------
                 SHORT-TERM INVESTMENTS: 9.8%
                 Commercial Paper: 6.7%
  1,200,000      General Mills Commercial Paper, 6.55% due 01/02/98              1,199,782
  1,200,000      International Leasing Commercial Paper, 6.45% due 01/02/98      1,199,785
                                                                                ----------
                 Total Commercial Paper                                          2,399,567
                                                                                ----------
                 Repurchase Agreement: 3.1%
  1,100,000      Merrill Lynch Repurchase Agreement, 5.50% due 01/02/98
                 (Collateralized by $1,055,000 U.S. Treasury Bonds,
                 8.00% Due 05/15/01)                                             1,110,000
                                                                                ----------
                 Total Repurchase Agreement                                      1,110,000
                                                                                ----------
                 Total Short -- Term Investments (Cost $3,509,567)               3,509,567
                                                                                ----------

       Total Investments (Cost $41,705,995)*                           94.5%    33,798,112
       Cash and Other Assets in Excess of Liabilities-Net               5.5%     1,974,082
                                                                      -----     ----------
       Total Net Assets                                               100.0%   $35,772,194
                                                                      =====    ===========

---------------------
(a)  Non-income producing security
     ADR -- American Depository Receipt
     EDR -- European Depository Receipt
     GDR -- Global Depository Receipt


* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:


       Gross Unrealized Appreciation       $ 1,014,596
       Gross Unrealized Depreciation        (8,922,479)
                                           -----------
       Net Unrealized Depreciation        ($ 7,907,883)
                                           ===========

                See Accompanying Notes to Financial Statements

                   Pilgrim America Masters MidCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

As of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
                             COMMON STOCKS: 94.4%

                                                                            Market
        Shares                         Industry/Issuer                      Value
---------------------   ---------------------------------------------   -------------
                        Aerospace: 1.8%
    30,000 (a)          Goodrich, (B.F.) Co.                             $1,243,125
                                                                         ----------
                        Automotive: 1.9%
    70,000 (a)          Mascotech, Inc.                                   1,286,250
                                                                         ----------
                        Banks: 3.5%
   160,000              John Hancock Bank & Thrift Opportunity Fund       2,340,000
                                                                         ----------
                        Broadcasting: 1.8%
    38,000              Comcast Corp., Class A                            1,199,375
                                                                         ----------
                        Building Products: 5.2%
    70,000              Dal-Tile International Inc.                         857,500
    60,000              Johns Manville Corp                                 603,750
    40,000              Masco Corp.                                       2,035,000
                                                                         ----------
                                                                          3,496,250
                                                                         ----------
                        Business Services: 3.0%
   126,100              Danka Business Systems -- Sponsored ADR           2,009,719
                                                                         ----------
                        Capital Goods: 2.7%
    62,500              CBS Corp.                                         1,839,844
                                                                         ----------
                        Chemicals: 1.7%
    30,000              Mallinckrodt, Inc.                                1,140,000
                                                                         ----------
                        Communications: 4.3%
    93,900              Cincinnati Bell Inc.                              2,910,900
                                                                         ----------
                        Computer Systems: 2.4%
    92,000              Data General Corp.                                1,604,250
                                                                         ----------
                        Defense: 2.0%
    23,000              Litton Industries                                 1,322,500
                                                                         ----------
                        Diversified Holding Company: 2.1%
    55,000              Whitman Corp.                                     1,433,437
                                                                         ----------
                        Electrical Equipment: 8.4%
    63,000              Raychem Corp.                                     2,712,938
    28,800              Thomas & Betts Corp.                              1,360,800
    40,000 (a)          Ucar International, Inc.                          1,597,500
                                                                         ----------
                                                                          5,671,238
                                                                         ----------

                 See Accompanying Notes to Financial Statements

                   Pilgrim America Masters MidCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (Continued)
 As of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                                                Market
        Shares                   Industry/Issuer                Value
---------------------   ---------------------------------   -------------

                        Financial: 2.3%
    42,000              Golden State Bancorp.                $1,569,750
                                                             ----------
                        Food Stores: 4.6%
    85,000 (a)          Meyer (Fred), Inc.                    3,091,875
                                                             ----------
                        Healthcare: 2.0%
    32,100 (a)          Wellpoint Health Network              1,356,225
                                                             ----------
                        Home Products: 0.7%
    11,500              Harmon International Industries         488,031
                                                             ----------
                        Housewares: 1.6%
    40,000              Tupperware Corp.                      1,115,000
                                                             ----------
                        Medical: 1.5%
    30,000 (a)          Allergan, Inc.                        1,006,875
                                                             ----------
                        Medical Equipment: 2.1%
    50,000              Depuy Inc.                            1,437,500
                                                             ----------
                        Miscellaneous: 1.8%
    51,700              Trizec Hahn Corp.                     1,198,794
                                                             ----------
                        Office Products & Services: 2.4%
    33,700 (a)          Choicepoint Inc.                      1,609,175
                                                             ----------
                        Oil & Gas: 12.9%
    26,000 (a)          Amerada Hess Corp.                    1,426,750
    38,600 (a)          Coastal Corp.                         2,390,787
   213,500              Enserch Exploration                   1,934,844
    37,000              Mapco, Inc.                           1,711,250
    26,000              Ocean Energy Inc.                     1,282,125
                                                             ----------
                                                              8,745,756
                                                             ----------
                        Packaging Products: 4.5%
    80,000              Owens-Illinois, Inc.                  3,035,000
                                                             ----------
                        Paper and Forest Products: 2.1%
    38,000              Fort James Corp.                      1,453,500
                                                             ----------
                        Paper Products: 1.8%
   117,000              Macmillan Bloedel Ltd.                1,243,125
                                                             ----------
                 See Accompanying Notes to Financial Statements

                   Pilgrim America Masters MidCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (Continued)
 As of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Market
        Shares                        Industry/Issuer                    Value
---------------------   ------------------------------------------   -------------
                        Regional Banks: 1.2%
    30,000              UST Corp.                                    $  832,500
                                                                     ----------
                        Retail: 1.6%
    20,000              Harcourt General Inc.                         1,095,000
                                                                     ----------
                        Technology: 7.4%
    70,000              Comsat Corp.                                  1,697,500
   119,400 (a)          Next Level Systems Inc.                       2,134,275
    72,000 (a)          Unova Inc.                                    1,183,500
                                                                     ----------
                                                                      5,015,275
                                                                     ----------
                        Utilities: 3.1%
    70,000              Long Island Lighting Co.                      2,108,750
                                                                     ----------
                          Total Common Stocks (Cost $54,952,079)     63,899,019
                                                                     ----------

                         SHORT-TERM INVESTMENTS: 4.7%




   Principal
     Amount                                                                                     Value
---------------                                                                             -------------
                  Commercial Paper: 4.7%
$  3,195,000      International Lease Commercial Paper, 6.45% due 01/02/98                  $ 3,194,428
                                                                                            -----------
                   Total Short-Term Investments (Cost $3,194,428)                             3,194,428
                                                                                            -----------
                  Total Investments (Cost $58,146,507)*                            99.1%     67,093,447
                  Cash and Other Assts in Excess of Liabilities-Net                 0.9%        592,187
                                                                                  -----     -----------
                   Total Net Assets                                               100.0%    $67,685,634
                                                                                  =====     ===========

(a) Non-income producing security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:



           Gross Unrealized Appreciation                                                    $11,627,190
           Gross Unrealized Depreciation                                                     (2,680,250)
                                                                                           ------------
  Net Unrealized Appreciation                                                              $  8,946,940
                                                                                           ============

                 See Accompanying Notes to Financial Statements

                   Pilgrim America Masters LargeCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

As of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
                             COMMON STOCKS: 95.1%


                                                            Market
   Shares                  Industry/Issuer                   Value
------------   ---------------------------------------   ------------

               Aerospace: 1.6%
     9,400     Boeing Co.                                $ 460,013
                                                         ---------

               Airlines: 1.5%
     4,700     UAL Corp.                                   434,750
                                                         ---------

               Automotive: 2.0%
     4,500     Goodyear Tire & Rubber Corp.                286,312
    10,000     Harley Davidson, Inc.                       273,750
                                                         ---------
                                                           560,062
                                                         ---------

               Banks: 4.5%
     5,300     Chase Manhattan Corp.                       580,350
     8,500     CoreStates Financial Corp.                  680,531
                                                         ---------
                                                         1,260,881
                                                         ---------

               Broadcasting: 1.5%
    10,345     Tele-Communications -- TCI Group Inc.       291,528
       111     Tele-Comm -- TCI Venture Group -A             3,143
     4,100     U.S. West Media Group                       118,387
                                                         ---------
                                                           413,058
                                                         ---------

               Building Products: 5.9%
    12,600     GTE Corp.                                   658,350
    13,400     Lowe's Companies                            639,012
     7,400     Masco Corp.                                 376,475
                                                         ---------
                                                         1,673,837
                                                         ---------

               Chemicals: 2.1%
     9,700     DuPont, (E.I.) DeNemours & Co.              582,606
                                                         ---------

               Chemicals -- Diversified: 1.6%
     8,100     PPG Industries, Inc.                        462,713
                                                         ---------

               Computer Software & Service: 0.8%
     5,700     Sun Microsystems                            227,288
                                                         ---------

               Computer Systems: 0.6%
     8,300     Seagate Technology                          159,775
                                                         ---------

               Consumer Products: 2.2%
     6,700     Anheuser Busch Co.                          294,800
     3,500     Crown Cork & Seal Co.                       175,438
     3,700     Tenneco Inc.                                146,150
                                                         ---------
                                                           616,388
                                                         ---------
                 See Accompanying Notes to Financial Statements

                   Pilgrim America Masters LargeCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (Continued)
 As of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                    Market
   Shares              Industry/Issuer               Value
------------   -------------------------------   ------------

               Defense: 2.9%
     4,900     Lockheed Martin Corp.             $ 482,650
     6,500     Raytheon Co., Class B               328,250
                                                 ---------
                                                   810,900
                                                 ---------

               Drugs: 1.2%
     5,300     Johnson & Johnson                   349,138
                                                 ---------

               Electrical Equipment: 0.8%
     5,300     Amp, Inc.                           222,600
                                                 ---------

               Electronics -- Defense: 1.5%
     7,500     Emerson Electric Co.                423,281
                                                 ---------

               Foods: 1.9%
    25,031     Archer-Daniels-Midland              542,860
                                                 ---------

               Healthcare: 5.8%
    11,500     Abbott Laboratories                 753,969
     8,700     American Home Products              665,550
    10,300     Humana, Inc.                        213,725
                                                 ---------
                                                 1,633,244
                                                 ---------

               Hospitals: 1.8%
    17,050     Columbia/HCA Healthcare Corp.       505,106
                                                 ---------

               Industrial: 2.1%
    13,500     Praxair Inc.                        607,500
                                                 ---------
               Insurance: 10.1%
     4,200     Aetna Life & Casualty Co.           296,362
     7,000     Allstate Corp.                      636,125
     3,400     Cigna Corp.                         588,412
     8,100     Chubb Corp.                         612,563
     3,400     General Re Corp.                    720,800
                                                 ---------
                                                 2,854,262
                                                 ---------

               Insurance-Life: 1.5%
     5,300     American General Corp.              286,531
     2,400     Unum Corp.                          130,500
                                                 ---------
                                                   417,031
                                                 ---------

               Machinery & Equipment: 1.0%
     5,000     Baker Hughes Inc.                   218,125
       900     Deere & Co.                          52,481
                                                 ---------
                                                   270,606
                                                 ---------

               Manufacturing: 2.2%
    16,000     AlliedSignal, Inc.                  623,000
                                                 ---------

                 See Accompanying Notes to Financial Statements

                   Pilgrim America Masters LargeCap Value Fund


--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                          Market
   Shares                 Industry/Issuer                  Value
------------   -------------------------------------   ------------


               Marine: 1.2%
     6,000     Carnival Corp. -- Class A               $ 332,250
                                                       ---------

               Metals & Minerals: 0.2%
       800     Aluminum Company of America                56,300
                                                       ---------

               Miscellaneous: 1.3%
     3,400     Loews Corp.                               360,825
                                                       ---------

               Natural Gas Pipeline: 2.0%
    13,100     Enron                                     544,469
       800     Williams Companies Inc.                    22,700
                                                       ---------
                                                         567,169
                                                       ---------

               Office Equipment & Services: 1.1%
     4,100     Xerox Corp.                               302,631
                                                       ---------

               Office Products & Services: 4.6%
     6,500     Hewlett Packard                           406,250
     8,600     International Business Machines           899,238
                                                       ---------
                                                       1,305,488
                                                       ---------
               Oil & Gas: 5.0%
     6,900     Amerada Hess Corp.                        378,637
     3,800     Burlington Resources                      170,288
    20,100     Occidental Petroleum Corp.                589,181
    11,500     Union Pacific Resources Group, Inc.       278,875
                                                       ---------
                                                       1,416,981
                                                       ---------

               Oil Well Equipment & Services: 1.8%
     9,000     Tidewater Inc.                            496,125
                                                       ---------

               Paper and Forest Products: 2.6%
     7,700     Fort James Corp.                          294,525
     8,700     Kimberly-Clark Corp.                      429,019
                                                       ---------
                                                         723,544
                                                       ---------

               Pollution Control: 0.6%
     6,200     Waste Management Inc.                     170,500
                                                       ---------

               Publishing: 0.5%
     2,400     Gannett Co.                               148,350
                                                       ---------

               Railways: 2.6%
     2,400     Burlington Northern S.F.                  223,050
     9,600     CSX Corp.                                 518,400
                                                       ---------
                                                         741,450
                                                       ---------

                 See Accompanying Notes to Financial Statements

                   Pilgrim America Masters LargeCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                              Market
   Shares                   Industry/Issuer                   Value
------------   ----------------------------------------   -------------

               Regional Banks: 0.8%
       700     Wells Fargo & Co.                          $  237,606
                                                          ----------

               Restaurant: 1.0%
     5,600     McDonalds Corp.                               267,400
                                                          ----------

               Retail: 6.6%
    15,800     Dillard Department Stores, Inc.               556,950
    10,100     Federated Department Stores, Inc.             434,931
    19,500     Sears, Roebuck and Co.                        882,375
                                                          ----------
                                                           1,874,256
                                                          ----------

               Technology: 1.3%
     5,900     National Semiconductor                        153,031
     4,000     Rockwell                                      209,000
                                                          ----------
                                                             362,031
                                                          ----------

               Utilities: 4.8%
     2,300     American Electric Power                       118,738
     5,110     Bell Atlantic Corp.                           465,010
     4,100     Consolidated Edison of NY                     168,100
     1,400     FPL Group Inc.                                 82,862
     6,900     SBC Communications                            505,425
                                                          ----------
                                                           1,340,135
                                                          ----------
               Total Common Stocks (Cost $24,416,335)     26,813,940
                                                          ----------

                          SHORT-TERM INVESTMENTS: 4.3%


   Principal
     Amount                                                                                     Value
---------------                                                                             -------------

                  Commerical Paper: 4.3%
$  1,220,000      International Lease Commercial Paper, 6.45% due 01/02/98                  $ 1,219,781
                                                                                            -----------
                  Total Short -- Term Investments (Cost $1,219,781)                           1,219,781
                                                                                            -----------
                  Total Investments in Securities (Cost $25,636,116)*              99.4%     28,033,721
                  Cash and Other Assets in Excess of Liabilities -- Net             0.6%        177,279
                                                                                  -----     -----------
                  Total Net Assets                                                100.0%    $28,211,000
                                                                                  =====     ===========

----------------
(a) Non-income producing security

  ADR -- American Depository Receipt

 * Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:


       Gross Unrealized Appreciation      $3,157,745
       Gross Unrealized Depreciation        (760,140)
                                          ----------
       Net Unrealized Appreciation        $2,397,605
                                          ==========

                 See Accompanying Notes to Financial Statements

                         Pilgrim America Masters Series

--------------------------------------------------------------------------------
SHAREHOLDER MEETING
--------------------------------------------------------------------------------

SPECIAL MEETING

A special meeting of shareholders of Pilgrim America Masters MidCap Value Fund was held at the offices of the Fund on December 18, 1997. A brief description of each matter voted upon as well as the voting results are outlined below:



                          Shares
         Shares        voted against     Shares         Broker
        voted for       or withheld     abstained       non-vote        Total
        ---------       -----------     ---------       --------        -----

I. To approve a new  Portfolio  Management  Agreement  between  Pilgrim  America
Investments, Inc. and Cramer Rosenthal McGlynn, LLC, the successor to the current Portfolio Manager:

        2,292,634          23,910        71,069         497,391        2,885,004

II. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof:

        2,775,591          25,570        83,842           --           2,885,003


                         Pilgrim America Masters Series

                             Pilgrim America Funds




                               Investment Manager

                       Pilgrim America Investments, Inc.
                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004

                                  Distributor

                        Pilgrim America Securities, Inc.
                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 1-800-334-3444

                          Shareholder Servicing Agent

                          Pilgrim America Group, Inc.
                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 1-800-331-1080

                                 Transfer Agent

                               DST Systems, Inc.
                                P.O. Box 419541
                          Kansas City, Missouri 64141

                                   Custodian

                       Investors Fiduciary Trust Company
                              127 West 10th Street
                                   14th Floor
                          Kansas City, Missouri 64105

                                 Legal Counsel

                             Dechert Price & Rhoads
                             1775 Eye Street, N. W.
                             Washington, D.C. 20006


                              Independent Auditors

                             KPMG Peat Marwick LLP
                           725 South Figueroa Street
                         Los Angeles, California 90017


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


          Two Renaissance Square, 40 North Central Avenue, Suite 1200,
                             Phoenix, Arizona 85004
                                 1-800-331-1080
                             Pilgrim America Funds

                              PILGRIM AMERICA FUNDS

                                 MASTERS SERIES
                                 --------------

                            Pilgrim America Masters
                            Asia-Pacific Equity Fund

                            Pilgrim America Masters
                               MidCap Value Fund

                             Pilgrim America Masters
                              LargeCap Value Fund

                                  ELITE SERIES
                                  ------------

                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                                High Yield Fund

                               Pilgrim Government
                             Securities Income Fund


                                Pilgrim America
                                     Funds

  "Our goal is for every investor to have a successful investment experience."


Prospectuses containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling Pilgrim America Securities, Inc. Distributor at 1-800-334-3444. Please read the Prospectuses carefully before you invest or send money.

                              21-SS-020598 022898